Exhibit 10.20

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EXECUTION VERSION

ASSET PURCHASE AGREEMENT

dated as of August 4, 2017

between

WILLIS LEASE FINANCE CORPORATION

and

WILLIS ENGINE STRUCTURED TRUST III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

i

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APPENDIX A	Definitions

EXHIBIT A	Form of Beneficial Interest Assignment

SCHEDULE 1	List of Initial Assets
SCHEDULE 2	Lease Documents
SCHEDULE 3	Conditions Precedent

ii

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ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT, dated as of August 4, 2017 (this “Agreement”), is entered into by and between WILLIS LEASE FINANCE CORPORATION (“Willis”), a Delaware corporation, and WILLIS ENGINE STRUCTURED TRUST III  (“WEST”), a Delaware statutory trust.

W I T N E S S E T H:

WHEREAS, Willis wishes to transfer to WEST all of its right, title and interest in and to the Asset Interests in each of the 56 Asset Trusts (each, an “Initial Asset Trust”, and the Asset Interest therein, the “Initial Asset Interest”) which, as of the date hereof, have acquired and own the Aircraft Engines described in Schedule 1 or, in lieu of any such Aircraft Engine, any Substitute Asset therefor,  (the “Initial Assets”), in consideration for the issuance by WEST of the Beneficial Interest Certificates in WEST pursuant to the Trust Agreement and the payment and distribution by WEST to Willis of the Cash Portion of the Purchase Price pursuant to this Agreement for each Initial Asset Interest, which will be financed through the issue of the Initial Notes;

WHEREAS, WEST will collaterally assign its interests in the Initial Asset Interests  and its other assets to the Security Trustee pursuant to the Security Trust Agreement, as collateral for payment of the Initial Notes pursuant to the terms of the Indenture and as collateral for payment and performance of the other obligations of WEST and the Issuer Group Members to the Secured Parties; and

WHEREAS, Willis and WEST agree that all representations, warranties, covenants and agreements made by Willis and WEST herein shall be for the benefit of the Secured Parties;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.    Definitions.  The terms used herein have the meanings assigned to them in Appendix A.  Unless otherwise defined herein, all capitalized terms used but not defined herein have the meanings assigned to such terms in the Indenture.

ARTICLE II

TRANSFER OF ASSETS

Section 2.01.    Transfer of Beneficial Interests.  (a) Upon the terms and subject to the conditions of this Agreement and the Trust Agreement, during the Transfer Period,  Willis shall sell,  transfer and contribute to WEST, and WEST shall acquire from Willis, in the manner set

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Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

forth in clause (c), all of Willis’s right, title and interest in, to and under the Initial Asset Interests in each Initial Asset Trust,  the related Initial Asset and each Related Asset,  in each case free from any Encumbrance other than Permitted Encumbrances (all of the foregoing, collectively, the “Transferred Property”)  but reserving, however, to Willis, in respect of each Initial Asset Interest, all claims for indemnities payable to Willis (or the applicable Asset Trust) under the related Lease in respect of any act or omission or events occurring prior to the Delivery Date for such Asset Interest (the “Retained Rights”), in exchange for the Cash Portion of the Purchase Price in respect of each such Initial Asset Interest to be remitted to Willis on the Delivery Date for the relevant Transferred Property, and Willis shall be deemed to have made a capital contribution to WEST in an amount equal to the excess of the Purchase Price of such Transferred Property over the Cash Portion of such Purchase Price, reduced by the aggregate amount of the Rental Payments and Usage Fees reported by Willis to WEST in respect of the relevant Initial Asset pursuant to Sections 2.03(b) and 2.04(b) and transferred from the Asset Purchase Account, and increased by any investment earnings of WEST on the Cash Portion of such Purchase Price.

(b)      Effective on and as of the relevant Delivery Date as agreed by Willis and WEST during the Transfer Period (which, for the avoidance of doubt, may be a separate Delivery Date for the sale, transfer and assignment of each of the Initial Asset Interests) and subject to the terms and conditions contained in this Agreement, the sale, transfer and assignment of the Transferred Property will take place on such Delivery Date and WEST agrees to accept all ownership interests in, and Willis shall cease to have any direct ownership interest in, the Transferred Property;  provided that Willis and WEST may agree to postpone the Delivery Date for any Initial Asset Interest after it is established pursuant to the preceding sentence but not to a date after the end of the Transfer Period,  provided further that Willis shall have no liability to WEST in respect of any Initial Asset Interest that has not been transferred to WEST by the end of the Transfer Period.

(c)      On the Delivery Date for each Initial Asset Interest, subject to satisfaction of the conditions set forth in Section 5.01 and 5.02 to the obligations of Willis and WEST related thereto, respectively, the following actions will be taken by Willis or WEST, as indicated, and will be deemed to have taken place in the order set forth below, provided that the obligation of WEST or Willis to take each such action will be subject to Willis or WEST, respectively, having performed each of the actions that is to be taken prior to such action:

(i)      on the Initial Closing Date,  WEST shall have deposited,  in the Asset Purchase Account,  the aggregate Cash Portion of the Purchase Price for all Initial Asset Interests (other than any Initial Asset Interests transferred to WEST on the Initial Closing Date, the aggregate Cash Portion for which shall have been deposited in the Collections Account);

(ii)     Willis shall deliver to WEST a duly executed Beneficial Interest Assignment in respect of the Initial Asset Interest to be transferred on such Delivery Date;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(iii)    WEST shall cause the Cash Portion of the Purchase Price in respect of such Initial Asset Interest to be remitted to Willis or to such other Person as Willis shall specify in writing to WEST;

(iv)    Willis shall deliver a receipt to WEST for the Purchase Price in respect of such Initial Asset Interest; and

(v)     Willis shall cause the release and termination of all of the Prior Mortgages in the relevant Transferred Property to be effective on such Delivery Date and shall cause the transfer to the Security Trustee of all Related Assets relating to such Transferred Property.

(d)      Willis shall be responsible for the payment of any transfer taxes due in respect of the transfers of the Transferred Property.

(e)      Willis agrees to record, file or register, and provide evidence of the recordation, filing or registration of, at its own expense no later than such Delivery Date, the following UCC financing statements, releases and discharges, in each case in the indicated location:

(i)      in the appropriate UCC filing offices, UCC financing statement amendments terminating the UCC financing statements in respect of the Prior Mortgages relating to the Transferred Property;

(ii)     with the FAA, releases of the Prior Mortgages relating to the Assets included in the Transferred Property;

(iii)    on the International Registry, the discharges of the international interests in respect of the Prior Mortgages on the Transferred Property that have been registered on the International Registry; and

(iv)    such other documents in such other locations as may be required by the Security Trust Agreement or as Willis may reasonably direct.

(f)      All such UCC financing statement amendments, releases, discharges and documents described in clause (e) shall meet the requirements of Applicable Law with respect to their form and the manner of their filing, recordation or registration.  Willis shall, promptly following the relevant Delivery Date, deliver to WEST (with copies to the Indenture Trustee), (i) with respect to such UCC financing statement amendments, file-stamped copies of such UCC financing statement amendments or, in the event that a file-stamped copy of such UCC financing statement amendments cannot be obtained in any given jurisdiction, a certificate signed by the relevant filing agent indicating that he/she filed such UCC financing statement amendments with the relevant governmental authority in such jurisdiction, (ii) with respect to the releases filed with the FAA, evidence of submission of the applicable documents for recordation and (iii) with respect to the discharges registered on the International Registry, a copy of a priority search certificate reflecting such discharges.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Section 2.02.    Damage to Initial Assets.

(a)      If during the Transfer Period, any Initial Asset suffers damage that does not constitute a Total Loss, Willis shall:

(i)      promptly notify WEST of such damage;

(ii)     notify WEST as soon as reasonably practicable of its opinion as to whether such damage is repairable by the end of the Transfer Period; and

(iii)    if repairs of such damage can reasonably be expected to be completed by the end of the Transfer Period, use reasonable efforts to procure the repair of such damage as soon as reasonably practicable, provided that Willis shall have no liability to WEST or the applicable Initial Asset Trust if such repairs are not completed by the end of the Transfer Period.

(b)      If Willis determines that it is unable to effect the transfer of any Initial Asset Interest,  the related Initial Asset and the Related Assets to WEST within the Transfer Period for any reason (each such Initial Asset Interest, a “Removed Asset Interest” and the Initial Asset and the Initial Asset Trust corresponding thereto, respectively, a “Removed Asset” and, a “Removed Asset Trust”), (i) the Removed Asset Interest, the Removed Asset and the Related Assets shall not be transferred hereunder,  (ii) the Removed Asset Interest, the Removed Asset and the Removed Asset Trust shall cease to be, respectively, an “Initial Asset Interest”, “Initial Asset” and “Initial Asset Trust” for the purposes of this Agreement, and (iii) the Schedules to this Agreement shall be amended to reflect the removal of the Removed Asset and related Lease Documents.  Willis may, at its option, elect to provide a Substitute Asset and  Related Assets in place of such Removed Asset together with the Related Assets at any time thereafter but no later than five (5) Business Days prior to the Delivery Expiry Date; provided that the following conditions shall be required to be met:

(i)      no Concentration Violation will result from the acquisition by WEST of the Substitute Asset;

(ii)     the Substitute Asset is an Aircraft Engine model that is one of the models of the Initial Assets as of the Initial Closing Date or a newer model;

(iii)    if the Substitute Asset is subject to a lease, such lease includes the Core Lease Provisions;

(iv)    the acquisition of the Substitute Asset has been approved by a unanimous resolution of the Controlling Trustees including the Independent Controlling Trustee; and

(v)     prior written notice of the substitution with such Substitute Asset has been provided to the Rating Agencies.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(c)      If, in respect of any Removed Asset, Willis does designate a Substitute Asset pursuant to clause (b) above, the Schedules to this Agreement shall be amended to reflect the addition of such Substitute Asset, including, the addition of the Lease Documents and Asset Trust relating thereto.  On the effective date stated in a prior written notice to WEST of the election pursuant to clause (b) above, such Substitute Asset and the Related Assets shall become and thereafter be subject to the terms and conditions of this Agreement, such Substitute Asset and the corresponding Asset Interest and Asset Trust shall be treated, respectively, as an  Initial Asset,  an Initial Asset Interest and an Initial Asset Trust for purposes of this Agreement.

Section 2.03.    Rental Payments (other than Usage Fees).  (a) Willis and WEST agree that (i) all Rental Payments (other than Usage Fees) due and payable under the Lease of an Initial Asset for any period ending prior to the Initial Closing Date shall belong to and promptly be distributed by the applicable Initial Asset Trust to Willis, (ii) all Rental Payments (other than Usage Fees) due and payable under a Lease of an Initial Asset for any period beginning on and after the Initial Closing Date shall belong to and promptly be distributed by the applicable Initial Asset Trust to WEST, and (iii) all Rental Payments (other than Usage Fees) due and payable under a Lease of an Initial Asset for any period beginning before and ending after the Initial Closing Date shall be allocated, between Willis, on the one hand, and the WEST, on the other hand, in proportion to the number of days in such period before the Initial Closing Date and the number of days in such period on and after the Initial Closing Date, respectively, and shall promptly be distributed accordingly.  WEST agrees that, if it receives a Rental Payment (other than a Usage Fee) for an Initial Asset that is allocable in whole or in part to a period prior to the Initial Closing Date, it will promptly remit such Rental Payment or part thereof to Willis, and Willis agrees that, if it receives a Rental Payment (other than a Usage Fee) for an Initial Asset that is allocable in whole or in part to a period on and/or after the Initial Closing Date, it will remit such Rental Payment or part thereof to WEST.

(b)      Willis agrees to provide notice to WEST, within two (2) Business Days after the receipt of all Rental Payments (other than Usage Fees) under a Lease of an  Initial Asset during the period beginning on the Initial Closing Date and ending on the last day preceding the Delivery Date for such Initial Asset, setting forth the amount of each such Rental Payment and the portion, if less than all of such Rental Payment, that is allocable to the period on and after the Initial Closing Date, determined in accordance with the principles in clause (a) of this Section 2.03.  From time to time, the amounts so reported shall be transferred from the Asset Purchase Account to the Collections Account in accordance with the Indenture.

(c)      In the event that an Initial Asset becomes a Removed Initial Asset in accordance with Section 2.02(b), then, no later than three (3) Business Days after the date such Initial Asset became a Removed Initial Asset, WEST agrees to refund to Willis (or such other person at the direction of Willis) all Rental Payments (other than Usage Fees) relating to the Removed Initial Asset paid to WEST; provided that, if such Removed Initial Asset is replaced by a Substitute Asset in accordance with Section 2.02(b), then, promptly upon the effective date of such substitution,  (i) WEST agrees to refund to Willis (or such other person at the direction of Willis) all Rental Payments (other than Usage Fees) relating to such Removed Initial Asset paid to WEST for the period commencing on the Initial Closing Date and ending on the date of such substitution in excess of the Rental Payments (other than Usage Fees) relating to such Substitute

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Asset attributable to the same period, if any, and (ii) Willis agrees to pay to WEST all Rental Payments (other than Usage Fees) relating to such Substitute Asset paid for the period commencing on the Initial Closing Date and ending on the date of such substitution in excess of the Rental Payments (other than Usage Fees) relating to such Removed Initial Asset attributable to the same period, if any.  Amounts received by WEST in respect of Rental Payments by transfer of such amount from the Asset Purchase Account shall not require a refund from WEST described hereunder.

Section 2.04.    Usage Fees; Lessee Reimbursements.  (a) Willis and WEST agree that all Usage Fees received prior to the Initial Closing Date under a Lease of an Initial Asset shall belong to Willis, and that Usage Fees received on and after the Initial Closing Date under a Lease of an  Initial Asset shall belong to the related Initial Asset Trust for distribution to WEST, in each case without regard to when the usage of the Initial Asset or other measure of such Usage Fees, on the basis of which such Usage Fees were calculated, occurred.

(b)      Willis and WEST agree that Willis will be obligated to fund claims for Lessee Reimbursements under a Lease of an  Initial Asset received prior to the Initial Closing Date and that WEST will be obligated to fund all claims for Lessee Reimbursements under a Lease of an  Initial Asset received on and after the Initial Closing Date, in each case without regard to whether the maintenance in respect of such Lessee Reimbursement or other relevant event occurred prior to, on or after the Initial Closing Date.  Willis agrees to provide notice to WEST after the receipt of all Usage Fees and claims for Lessee Reimbursements under a Lease of an Initial Asset during the period beginning on the Initial Closing Date and ending on the last day preceding the Delivery Date for such Initial Asset, setting forth each such amount.  From time to time, the amounts of Usage Fees so reported shall be transferred from the Asset Purchase Account to the Collections Account in accordance with the Indenture.

(c)      In the event that an Initial Asset becomes a Removed Initial Asset in accordance with Section 2.02(b), then, no later than three (3) Business Days after the date such Initial Asset became a Removed Initial Asset, WEST agrees to refund to Willis (or such other person at the direction of Willis) all Usage Fees relating to the Removed Initial Asset paid to WEST, less any Lessee Reimbursements for such Removed Initial Asset paid by WEST; provided that, if such Removed Initial Asset is replaced by a Substitute Asset in accordance with Section 2.02(b), then, promptly upon the effective date of such substitution, (i) WEST agrees to refund to Willis (or such other person at the direction of Willis) all Usage Fees relating to such Removed Initial Asset paid to WEST for the period commencing on the Initial Closing Date and ending on the date of such substitution (less any Lessee Reimbursements for such Removed Initial Asset paid by WEST during such period) in excess of the Usage Fees relating to such Substitute Asset paid during the same period (less any Lessee Reimbursements for such Substitute Asset paid by Willis during such period), if any, and (ii) Willis agrees to pay to WEST all Usage Fees relating to such Substitute Asset paid for the period commencing on the Initial Closing Date and ending on the date of such substitution (less any Lessee Reimbursements for such Substitute Asset paid by Willis during such period) in excess of the Usage Fees relating to such Removed Initial Asset paid during the same period (less any Lessee Reimbursements for such Removed Initial Asset paid by WEST during such period), if any.  Amounts received by

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

WEST in respect of Usage Fees by transfer of such amount from the Asset Purchase Account shall not require a refund from WEST described hereunder.

Section 2.05.    [Intentionally Omitted].

Section 2.06.    True Sale; Security Agreement.

(a)      Willis and WEST intend that the transfer by Willis of the Transferred Property pursuant to Section 2.01 hereof shall constitute a valid sale, transfer and conveyance by Willis of the assets so transferred, that after the relevant Delivery Date, Willis shall retain no right, title or interest in the Transferred Property and Related Assets, other than through its ownership of Beneficial Interest Certificates in WEST, and that such assets shall not be part of Willis’s estate in the event of the insolvency or bankruptcy of Willis.

(b)      Willis and WEST intend that their operations and business would not be substantively consolidated in the event of the bankruptcy or insolvency of Willis and that the separate existence of Willis and WEST would not be disregarded in the event of the insolvency or the bankruptcy of Willis.  In the event that (i) any of the Transferred Property is held to be property of Willis’s bankruptcy estate or (ii) this Agreement is held or deemed to create a security interest in any such asset, then (x) this Agreement shall constitute a security agreement within the meaning of Article 8 and Article 9 of the UCC as in effect in the State of New York and (y) the conveyances provided for in Section 2.01 hereof shall constitute a grant by Willis to WEST of a valid perfected security interest in all of Willis’s right, title and interest in and to any such asset, which security interest has been assigned to the Security Trustee pursuant to the Security Trust Agreement and which security interest will be deemed to have been granted directly to the Security Trustee from Willis in the event of the consolidation of Willis and WEST in any insolvency proceeding.  In furtherance of the foregoing, (A) WEST shall have all of the rights of a secured party with respect to the Transferred Property pursuant to Applicable Law and (B) Willis shall execute and deliver all documents, including but not limited to UCC financing statements, as WEST may reasonably require to effectively perfect and evidence WEST’s security interest in the Transferred Property.

Section 2.07.    DISCLAIMER.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AND THE SCHEDULES HERETO AND IN EACH BENEFICIAL INTEREST ASSIGNMENT, WILLIS HEREBY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER REGARDING THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY, FUTURE PERFORMANCE, USAGE, FITNESS FOR A PARTICULAR PURPOSE OR WORKMANSHIP WITH RESPECT TO ANY OF THE INITIAL ASSETS (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY SUBSTITUTE ASSET THEREFOR),  ANY PART THEREOF, THE RELATED ASSETS AND THE OTHER TRANSFERRED PROPERTY.  WEST ACKNOWLEDGES AND AGREES THAT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, AND EXCEPT AS (AND SOLELY TO THE EXTENT) SET FORTH IN THIS AGREEMENT AND THE SCHEDULES HERETO AND IN EACH BENEFICIAL INTEREST ASSIGNMENT, THE INITIAL ASSETS (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY SUBSTITUTE ASSET THEREFOR), ANY

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

PART THEREOF, THE RELATED ASSETS AND THE OTHER TRANSFERRED PROPERTY THAT WEST IS ACQUIRING DIRECTLY OR INDIRECTLY AS A RESULT OF ITS ACQUISITION OF THE INITIAL ASSET INTERESTS WILL BE DEEMED “AS IS, WHERE IS” ON THE RELEVANT DELIVERY DATE IN THEIR THEN PRESENT CONDITION.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01.    Representations and Warranties of Willis  (Corporate and Initial Asset Interests).  As an inducement to WEST and the other parties to enter into this Agreement, Willis hereby makes the following representations and warranties as of the Initial Closing Date and as of each Delivery Date:

(a)      Organization, Authority and Qualification of Willis.  Willis is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to own its properties as such properties are currently owned and to conduct its business as such business is currently conducted, and to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  Willis is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, except to the extent that the failure to be so licensed or qualified would not adversely affect the ability of Willis to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.  The execution and delivery of this Agreement by Willis, the performance by Willis of its obligations hereunder and the consummation by Willis of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Willis.  This Agreement has been, and the Beneficial Interest Assignments will have been on the applicable Delivery Date, duly executed and delivered by Willis, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes, and each of the Beneficial Interest Assignments will constitute, a legal, valid and binding obligation of Willis enforceable against Willis in accordance with its terms.

(b)      Consent.  Except for the filing with the SEC of a report on Form 8-K by Willis, the execution, delivery and performance of this Agreement by Willis and the consummation of the transactions contemplated hereby do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority, except as provided in Section 2.01(e).  All other authorizations, consents, registrations and notifications required in connection with the entry into, performance, validity and enforceability of, this Agreement, the transactions contemplated by this Agreement have been (or will on or before the applicable Delivery Date) obtained or effected (as appropriate) and are (or will on their being obtained or effected be) in full force and effect.

(c)      No Conflict.  The execution, delivery and performance of this Agreement by Willis do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational documents of Willis, (ii) conflict with or violate (or cause an event which

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

could have a material adverse effect on the business or financial condition of Willis as a result of) any Applicable Law or Governmental Order applicable to Willis or any of its assets, properties or businesses, including, without limitation, the Business, or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any asset or property of Willis pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Willis is a party or by which any of such assets or properties is bound or affected.

(d)      Compliance with Laws.  Willis has conducted and continues to conduct the Business in accordance with Applicable Law and Governmental Orders applicable to it or any of its assets and is not in violation of any such Applicable Law or Governmental Order, which violation has had or could reasonably be expected to have a material adverse effect on the business or financial condition of Willis.  There is no pending or threatened action, suit, proceeding, arbitration or claim against Willis before any court, arbitrator or other Governmental Authority in any way adversely affecting the transactions contemplated by this Agreement.

(e)      Full Disclosure.  No representation or warranty of Willis in this Agreement, nor any statement, disclosure exhibit or schedule, or certificate furnished or to be furnished to WEST pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

(f)      Governing Law; Jurisdiction.  The provisions of Section 8.09 concerning governing law and jurisdiction are valid and binding on Willis under the laws of its jurisdiction of organization, and no provision purporting to be binding on Willis of this Agreement or any of the other agreement contemplated hereby is prohibited, unlawful or unenforceable under the laws of its jurisdiction of organization.

(g)      No Liquidator.  No liquidator, provisional liquidator, examiner or analogous or similar officer has been appointed in respect of all or any material part of the assets of Willis (or, to its knowledge, any non-material part of the assets of Willis which would, if it were subject to a liquidator, provisional liquidator, examiner or analogous or similar officer, have a material adverse effect on Willis’s financial condition or its ability to perform its obligations hereunder) nor has any application been made to a court which is still pending for an order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction; and it is not entering into this Agreement with the intent to hinder, defraud or delay any creditor.

Section 3.02.    Representations and Warranties of Willis (Initial Assets).  Willis hereby makes the following representations and warranties with respect to the transfer of any Initial

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Asset, on and as of the Initial Closing Date and the applicable Delivery Date relating to such Initial Asset (in each case, pertaining to the facts and circumstances then existing on such date):

(a)      Initial Assets.  Schedule 1 lists the Initial Assets and related Initial Asset Trusts, all of which are owned by Willis as of the date hereof.

(b)      Appraisals.  The appraisals of the Appraisers of the Initial Assets (other than any Substitute Assets) delivered to WEST on the Initial Closing Date are true and complete copies thereof.

(c)      Lease Documents.  Except if and as set forth in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, the Lease Documents listed in Schedule 2 (as Schedule 2 may be amended and supplemented to reflect the addition of a Substitute Asset and the removal of the Initial Asset substituted therefor) constitute the whole agreement between the relevant lessor and the relevant Lessee pertaining to the period on and after the Initial Closing Date and includes a complete list of all amendments, supplements, novations, and written consents, approvals and waivers relevant to the Lease and pertaining to the period on and after the Initial Closing Date, and there are no oral waivers in effect that would modify or amend the terms thereof in any material respect pertaining to the period on and after the Initial Closing Date.

(d)      No Lease Defaults.  Except if and as set forth in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, to Willis’s knowledge no Material Default has occurred and is continuing under the Lease in respect of any Initial Asset.

(e)      No Outstanding Lessee Claims.  Except as set forth in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, there are no outstanding claims which have been asserted by any Lessee against Willis, any Initial Asset Trust or any Asset Trustee arising out of the relevant Lease (other than claims constituting Permitted Encumbrances and other than claims for Lessee Reimbursements that will be the responsibility of Willis or for other payments that will be the responsibility of Willis).

(f)      Ownership of Initial Asset Trusts.  The Asset Interest in each Initial Asset Trust has been duly authorized, validly issued and fully paid for and non-assessable, and there is no other agreement outstanding that provides for the issuance of additional beneficial interests in such Initial Asset Trust, or that entitles any Person to exercise preemptive rights or to manage or direct any such Initial Asset Trust other than in accordance with the Asset Trust Agreements.  In respect of each Initial Asset Interest, immediately prior to the relevant Delivery Date, Willis has, and will continue to have full legal and beneficial title to such Initial Asset Interest purported to be owned by it, in each case, free and clear of all Encumbrances except Permitted Encumbrances.

(g)      Initial Assets; Legal and Beneficial Title to Initial Assets.  (i) Schedule 1 lists the Initial Assets, all of which, immediately prior to the applicable Delivery Date, are owned

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

by Willis and the Initial Asset Trusts; (ii) each Initial Asset Trust that purports to own an Initial Asset has, on the applicable Delivery Date, full legal title to such Initial Asset, free from Encumbrances other than Permitted Encumbrances; (iii) the Beneficial Interest Assignment delivered by Willis to WEST in respect of the Initial Asset Interest relating to such Initial Asset was effective to irrevocably transfer such Initial Asset Interest; and (iv) the transfer of such Initial Asset Interest is not avoidable or otherwise subject to rescission by reason of any lawful claim of any other Person by or through the Initial Asset Trust or such Initial Asset Interest (including any prior transferor thereof or any Person acting on behalf of or claiming through any such transferor).

(h)      No Lessee Encumbrances.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, there are no Lessee Encumbrances as of the applicable Delivery Date that are not permitted pursuant to the terms of the relevant Lease document.

(i)       No Unrepaired Damage to Initial Assets.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, (i) no Initial Asset has been involved in any incident that caused damage in excess of the amount required to be disclosed to the relevant lessor under the relevant Lease, and (ii) information provided by Willis and its representatives to the Appraisers with respect to the Initial Assets and on which the Appraisers relied in making their appraisals is true and correct in all material respects and there are no facts or circumstances known to Willis that would render any of the assumptions contained in the Appraisals for the Initial Assets materially inaccurate.

(j)       No Outstanding Compulsory Airworthiness Directives.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, no compulsory airworthiness directives are outstanding against any Initial Asset which would require the lessor of such Initial Asset to make contributions to the cost of compliance therewith as required under the provisions of the relevant Lease.

(k)      No Exercise of Purchase, Extension or Termination Options.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, no options to purchase any Initial Asset, extend or terminate the relevant Lease have been exercised by the relevant Lessee under the relevant Lease Documents.

(l)       Disclosure Schedule True and Accurate.  The information set forth in the First Disclosure Letter and each Supplemental Disclosure Letter with respect to each Initial Asset is or will be when issued true and accurate in all material respects.

(m)     Grant of Security Deposits Remain Effective.  Except if and as set forth in the First Disclosure Letter and each Supplemental Disclosure Letter, to Willis’s knowledge the

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

provisions of each Lease relating to any Security Deposit thereunder remain in full force and effect.

(n)      No Grounds for Termination of Leases by Lessees.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, no event has occurred or act or thing done or omitted to be done by the lessor of any Initial Asset pursuant to which or as a result of which the relevant Lease can be terminated by the applicable Lessee in accordance with the terms of the relevant Lease or the obligations of any such party thereunder would be rendered invalid or unenforceable.

(o)      No Sub-Leases.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, no Initial Asset is subject to any sub-lease between the relevant Lessee and any other Person;

(p)      No Forward Sale Agreement, Purchase Option or Conditional Sale Agreement.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, no Initial Asset is, subject to any forward sale agreement, purchase option, or conditional sale agreement or other similar agreements or options.

(q)      Acceptance of Initial Assets under Leases by Lessees.  To Willis’s knowledge, and except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, each Initial Asset has been accepted by the relevant Lessee under the Lease thereof without qualification or exception or to the extent that any such acceptance was given subject to any qualification or exception or subject to any liability on the part of the lessor of such Initial Asset to pay or reimburse any costs or expenses or to undertake any repairs or modifications at the expense of such lessor, such qualifications and exceptions have been discharged or waived by the Lessee and have ceased to apply and no such costs or expenses remain to be reimbursed and all defects referred to therein have been duly rectified or waived by such Lessee.

(r)      Lease Document Information True and Complete.  Except if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, the information and statements with respect to each Initial Asset as to and relating to the relevant Lease and the Lease Documents set forth in Schedule 2 are, true and complete.

(s)      Sale of Initial Assets.  The sale of each Initial Asset and Initial Asset Interest contemplated by this Agreement and the relevant Beneficial Interest Assignment constitutes a valid and irrevocable transfer of all of the Willis’s right, title and interest in and to such Initial Asset to WEST and thereafter Willis shall retain no right, title or interest in such Initial Asset or such Initial Asset Interest;

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(t)      Payment of Lessee Reimbursements.  The lessor under each Lease pertaining to an Initial Asset has paid to the relevant Lessee all amounts due and payable by such lessor to such Lessee in respect of Lessee Reimbursements as required by the relevant Lease Documents.

(u)      Transfer of Initial Assets.  Willis intends for the sale of each Initial Asset Interest to constitute a valid transfer of such asset and the related Transferred Property to WEST and intends that after the relevant Delivery Date, Willis shall retain no right, title or interest in such asset (other than through its ownership of Beneficial Interest Certificates in WEST).

(v)      Permits of Initial Asset Trusts.  Except to the extent that same is the responsibility of the Lessee under a Lease, each of Willis and each Initial Asset Trust has obtained and is maintaining all permits, licenses, authorizations, certifications, exemptions and approvals necessary to enable it to carry on its business as presently conducted (collectively, “Permits”), and all such Permits are in full force and effect.

Section 3.03.    Representations and Warranties of Willis  (Initial Asset Trusts).  Willis hereby makes the following representations and warranties as of the Initial Closing Date and the relevant Delivery Date with respect to each of the Initial Asset Trusts (in each case, pertaining to the facts and circumstances then existing on such date):

(a)      Initial Assets.  Except for the Initial Assets and Related Assets, and any rights arising under the Related Documents and the Lease Documents, the Initial Asset Trusts have no other assets.

(b)      Liabilities.  Except for the Related Documents and the Lease Documents, the Initial Asset Trusts have no other liabilities.

(c)      Contracts.  Except (i) for the Related Documents and Lease Documents, all of which are legal, valid and binding on the Initial Asset Trusts that are parties thereto, and are in full force and effect in accordance with their respective terms with respect to each such entity and upon completion of the transactions contemplated by this Agreement, shall continue in full force and effect with respect to each such entity, without penalty or adverse consequence and (ii) if and as disclosed in the First Disclosure Letter and, with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, none of the Initial Asset Trusts is, as of the relevant Delivery Date, a party to any other contract or agreement.  Neither Willis, nor any Initial Asset Trust is in breach of, or default under, any contract or agreement to which it is a party.

(d)      Encumbrances.  Except for the Lease Documents or as set forth in First Disclosure Letter and with respect to each Initial Asset, any Supplemental Disclosure Letter relating to such Initial Asset, there are, as of the relevant Delivery Date, no Encumbrances (other than Permitted Encumbrances) on any of the assets or properties of any Initial Asset Trust.

(e)      No Employees.  No Initial Asset Trust has any employees.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(f)      No Governmental Orders.  To Willis’s knowledge, there are no Governmental Orders outstanding against any Initial Asset Trust.

(g)      No Violation of Applicable Law or Governmental Order.  Each Initial Asset Trust is not and has not at any time since its organization as an entity been, or has received any notice that it is or has at any time since its organization as an entity been, in violation of or in default under, in any material respect, Applicable Law or Governmental Order applicable to such entity or any of its assets or properties;

(h)      No Liquidator.  No liquidator, provisional liquidator, examiner or analogous or similar officer has been appointed in respect of all or any part of the assets of any Initial Asset Trust nor has any application been made to a court which is still pending for an Order for, or any act, matter or thing been done which with the giving of notice, lapse of time or satisfaction of some other condition (or any combination thereof) will lead to, the appointment of any such officers or equivalent in any jurisdiction;

(i)      Insurance Coverage.  At all times that any Initial Asset Trust has been the owner of an Initial Asset, such Initial Asset Trust has been covered by aviation liability insurance policies in such types and amounts and covering such risks and with such insurers as are substantially consistent with Willis’s customary practices and such Initial Asset Trust will continue to be so covered on and after the applicable Delivery Date for such Initial Asset.

(j)      Disregarded Entity Status.  Each Initial Asset Trust is and has been at all time from its organization an entity taxable either as a grantor trust or as a disregarded entity for Federal income tax purposes and Willis has made an election, where it is required, to treat each Initial Asset Trust at all times from its organization as an entity taxable as a disregarded entity for Federal, state and local income tax purposes.

(k)      No Unpaid Taxes.  Each Initial Asset Trust has paid all material Taxes that are due or claimed or asserted by any taxing authority to be due from such entity on or prior to the applicable Delivery Date and there are no Tax liens upon the assets of such entity except liens for Taxes not yet due;

(l)      Compliance with Tax Laws, Rules and Regulations.  Each Initial Asset Trust has materially complied with all applicable laws, rules, and regulations relating to the payment and withholding of Taxes (including withholding and reporting requirements under Code Sections 1441 through 1464, 1471 through 1474, 3401 through 3406, 6041 and 6049 and similar provisions under any other Applicable Laws) and has, to the extent material, within the time and in the manner prescribed by law, withheld from employee wages and paid over to the proper governmental authorities all required amounts.

Section 3.04.    Representations and Warranties of WEST.  As an inducement to the other parties to enter into this Agreement, WEST hereby makes the following representations and warranties as of the Initial Closing Date and as of each Delivery Date:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(a)      Organization and Authority of WEST.  WEST is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by WEST, the performance by WEST of its obligations hereunder and the consummation by WEST of the transactions contemplated hereby have been duly authorized by all requisite action on the part of WEST.  This Agreement has been duly executed and delivered by WEST, and (assuming due authorization, execution and delivery by the other parties hereto) this Agreement constitutes, a legal, valid and binding obligation of WEST enforceable against WEST in accordance with its terms.

(b)      Governmental Consents and Approvals.  The execution, delivery and performance of this Agreement by WEST do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority.

(c)      No Conflict.  Except as may result from any facts or circumstances relating solely to Willis, the execution, delivery and performance of this Agreement by WEST do not and will not (i) violate, conflict with or result in the breach of any provision of the Trust Agreement of WEST, (ii) conflict with or violate any Applicable Law or Governmental Order applicable to WEST or (iii) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of WEST pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which WEST is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of WEST to consummate the transactions contemplated by this Agreement.

(d)      Investment Purpose.  WEST is acquiring the Transferred Property solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

Section 3.05.    Independent Representations.  Each of the representations and warranties shall be construed as a separate and independent representation and warranty and shall not be limited or restricted by reference to the terms of any other provision of this Agreement, any other Related Document or any other representation or warranty.

Section 3.06.    Benefit of Representations.  Subject to Section 6.01, the benefit of the representations and warranties set forth in this Agreement shall run to the Security Trustee.

Section 3.07.    Reliance on Representations.  Willis acknowledges that WEST is entering into this Agreement and the other Related Documents in reliance upon the accuracy of each of the representations and warranties of Willis set forth in this Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE IV

ADDITIONAL AGREEMENTS

Section 4.01.    Regulatory and Other Authorizations; Notices and Consents.  Willis shall use its reasonable efforts to obtain all authorizations, consents, orders and approvals of all Governmental Authorities and officials that may become necessary in the future for the performance of its obligations pursuant to this Agreement and will cooperate fully with WEST in promptly seeking to obtain all such authorizations, consents, orders and approvals.

Section 4.02.    Willis Covenants.  Willis covenants and agrees that it will not, prior to the date that is one year and one day after the payment in full of all amounts owing pursuant to the Indenture, institute against any Issuer Group Member, or join any other Person in instituting against any Issuer Group Member, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of any applicable jurisdiction.  This Section 4.02 shall survive the termination of this Agreement.

Section 4.03.    Further Action.   Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under Applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01.    Conditions to Willis’s Obligations.  The obligations of Willis to transfer any Transferred Property on the applicable Delivery Date shall be subject to the satisfaction or waiver by WEST of the conditions set forth in Schedule 3, Part 1 hereto.

Section 5.02.    Conditions to WEST’s Obligations .  The obligations of WEST to acquire any Transferred Property on the applicable Delivery Date shall be subject to the satisfaction or waiver by WEST of the conditions set forth in Schedule 3, Part 2 hereto.

ARTICLE VI

SURVIVAL; LIABILITY LIMITATIONS; INDEMNIFICATION

Section 6.01.    Survival and Liability Limitations.

(a)      The representations and warranties set forth in Article III,  each Beneficial Interest Assignment, and any certificate, or report or other document delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement shall continue and survive in full force and effect after the Initial Closing Date or the relevant Delivery Date, as

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

applicable, for a period ending on the date of the payment in full of the Series A Notes and Series B Notes.

(b)      Notwithstanding anything to the contrary contained in this Agreement, the maximum aggregate liability of Willis arising out of or resulting from or by reason of any claims under or pursuant to: (i) a breach of the representations and warranties set forth in this Agreement, (ii) the indemnity given by Willis set forth in Section 6.02 and/or (iii) otherwise under this Agreement, shall not exceed $250,000,000; provided that such limit shall not apply in respect of any breach of the representations and warranties set forth in representations and warranties set forth in Section 3.02(c) and Section 3.02(g).

(c)      Willis shall only be liable in respect of any claim brought by WEST for (i) a breach of the representations and warranties set forth in Article III, each Beneficial Interest Assignment, and any certificate, or report or other document delivered pursuant to this Agreement or in connection with the transactions contemplated by this Agreement and (ii) the indemnity given by Willis set forth in Section 6.02, in each case if the aggregate liability of Willis for any individual claim would exceed in aggregate $100,000.  In the event that such claim exceeds $100,000, Willis shall be liable (subject to clause (b) above) for the full amount of such claim.

Section 6.02.    Indemnification by Willis.  Willis hereby agrees to indemnify and hold harmless WEST, its Affiliates and their successors and assigns, and the trustees and agents of WEST, its Affiliates and their successors and assigns (each, a “WEST Indemnified Party”) for any and all Losses, arising out of or resulting from or relating to:

(a)      the breach or inaccuracy of any representation or warranty made by Willis contained in the Transfer Documents;

(b)      the breach of any covenant or agreement by Willis contained in the Transfer Documents;

(c)      Liabilities of Initial Asset Trusts arising from or relating to the ownership of the Initial Assets or the Initial Asset Interests or actions or inactions of Willis or the Initial Asset Trusts or the conduct of their respective businesses prior to the relevant Delivery Date; or

(d)      any and all Losses suffered or incurred by WEST and Initial Asset Trusts by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of Willis or the Initial Asset Trusts occurring or existing prior to the relevant Delivery Date, except to the extent such Losses are due to the gross negligence, fraud or willful misconduct of any WEST Indemnified Party.

Section 6.03.    Indemnification by WEST.  WEST hereby agrees to indemnify and hold harmless Willis, its Affiliates and their successors and assigns, and the trustees and agents of

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Willis, its Affiliates and their successors and assigns (each an “Willis Indemnified Party”) for any and all Losses, arising out of or resulting from or relating to:

(a)      the breach or inaccuracy of any representation or warranty made by WEST contained in the Transfer Documents;

(b)      the breach of any covenant or agreement by WEST contained in the Transfer Documents;

(c)      Liabilities of WEST and the Initial Asset Trusts arising from or relating to the ownership of the Initial Assets or the Initial Asset Interests or actions or inactions of WEST, the Initial Asset Trusts or the conduct of their respective businesses after the relevant Delivery Date; or

(d)      any and all Losses suffered or incurred by Willis or the Initial Asset Trusts by reason of or in connection with any claim or cause of action of any third party to the extent arising out of any action, inaction, event, condition, liability or obligation of WEST or the Initial Asset Trusts occurring or existing after the relevant Delivery Date, except to the extent such Losses are due to the gross negligence, fraud or willful misconduct of any Willis Indemnified Party.

Section 6.04.    Notice, Etc.

(a)      To the extent that undertakings of any Indemnifying Party set forth in this Article VI may be unenforceable, such Indemnifying Party shall contribute the maximum amount that it is permitted to contribute under Applicable Law to the payment and satisfaction of all Losses incurred by the Indemnified Party.

(b)      An Indemnified Party shall give Willis or WEST, as the applicable indemnifying party (the “Indemnifying Party”) notice of any matter which an Indemnified Party has determined has given or could give rise to a right of indemnification under this Agreement, within 60 days of such determination, stating the amount of the Loss, if known, and method of computation thereof, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article VI except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  The obligations and Liabilities of the Indemnifying Party under this Article VI with respect to Losses arising from claims of any third party which are subject to the indemnification provided for in this Article VI  (“Third Party Claims”) shall be governed by and contingent upon the following additional terms and conditions:  if an Indemnified Party shall receive notice of any Third Party Claim, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim within 30 days of the receipt by the Indemnified Party of such notice; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

this Article VI except to the extent the Indemnifying Party is materially prejudiced by such failure and shall not relieve the Indemnifying Party from any other obligation or Liability that it may have to any Indemnified Party otherwise than under this Article VI.  If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within five days of the receipt of such notice from the Indemnified Party; provided, however, that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party, in its sole and absolute discretion, for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party determines counsel is required, at the expense of the Indemnifying Party.  In the event the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by such Indemnifying Party.  Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at such Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party.  No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

Section 6.05.    Indemnification by WEST.  Except as specifically set forth in this Agreement (and any rights or claims arising as a breach of an obligation contained in this Agreement), effective as of the Delivery Date in respect of an Initial Asset Interest,  WEST waives any rights and claims WEST or any of its Affiliates may have against any Willis or any of its Affiliates, whether in law, in equity or otherwise, relating to such Initial Asset Interest, the corresponding Initial Asset Trust, Initial Asset and Related Assets and the transactions contemplated by this Agreement.  The rights and claims waived by WEST include claims for contribution or other rights of recovery arising out of or relating to claims for breach of contract, breach of representation or warranty, negligent misrepresentation other claims for breach of duty and all other claims under any other theory of law or equity.  After the relevant Delivery Date, this Article VI and Section 8.12 will provide the sole and exclusive remedy for WEST relating to such Initial Asset Interest, the corresponding Initial Asset Trust, Initial Asset and Related Assets and the transactions contemplated by this Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

ARTICLE VII

WAIVER

Section 7.01.    Waiver by WEST.  WEST may (a) extend the time for the performance of any of the obligations or other acts of Willis, (b) waive any inaccuracies in the representations and warranties of any such party contained herein or in any document delivered by any such party or (c) waive compliance with any of the agreements or conditions of any such party contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.  Notwithstanding anything to the contrary in this Article VII, no such extension or waiver by WEST shall be valid unless consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

Section 7.02.    Waiver by Willis.  Willis may (a) extend the time for the performance of any of the obligations or other acts of WEST, (b) waive any inaccuracies in the representations and warranties of WEST contained herein or in any document delivered by WEST or (c) waive compliance with any of the agreements or conditions of WEST contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.01.    Expenses.  Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Willis, whether or not the Initial Closing Date shall have occurred.

Section 8.02.    Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by recognized courier service or by facsimile (with a copy by recognized courier service) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8.02):

(a)      if to Willis at any time or any Initial Asset Trust prior to the relevant Delivery Date:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Willis Lease Finance Corporation
773 San Marin Drive
Suite 2215
Novato, California 94998
Attention:  General Counsel
Fax:  +1 (415) 408-4701

(b)       if to WEST at any time or to any Initial Asset Trust on and after the relevant Delivery Date:

Willis Engine Structured Trust III
c/o Wilmington Trust Company
Rodney Square North
Wilmington, Delaware 19890
Attention:  Corporate Trust Administrator
Fax:  +1 (302) 651-8882

With a copy to:

Willis Lease Finance Corporation
773 San Marin Drive
Suite 2215
Novato, California 94998
Attention:  General Counsel
Fax:  +1 (415) 408-4701

In connection with the performance of their respective duties hereunder, each party may give notices, consents, directions, approvals, instructions and requests to, and otherwise communicate with, each other using electronic means, including email transmission to such email addresses as each such party shall designate to the other parties.

Section 8.03.    Headings.  The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.04.    Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Applicable Law or public policy in a jurisdiction, then such term or provision shall only be invalid in such jurisdiction and all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Section 8.05.    Entire Agreement.  This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among Willis and WEST with respect to the subject matter hereof and thereof.

Section 8.06.    Assignment.  Except as described in the recitals hereto, this Agreement may not be assigned by operation of law or otherwise without the express written consent of Willis and WEST (which consent may be granted or withheld in the sole discretion of Willis and WEST).  Notwithstanding anything herein to the contrary, the parties hereto acknowledge and agree that WEST has assigned this Agreement (including all of it rights hereunder) as security to the Security Trustee.

Section 8.07.    No Third Party Beneficiaries.  Except as described in the recitals hereto, and except for the provisions of Article VI relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns (including the Security Trustee) and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.08.    Amendment.  This Agreement may not be amended or modified except (a) by an instrument in writing signed by or on behalf of Willis and WEST or (b) by a waiver in accordance with Section 7.01;  provided that, any such amendment or waiver by WEST shall have been consented to by the Indenture Trustee (unless the lien of the Indenture has been irrevocably satisfied and discharged in full).

Section 8.09.    Governing Law.  THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court sitting in the City of New York.

Section 8.10.    Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 8.11.    Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.12.    Specific Performance.  The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

[Signature Page Follows]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, Willis and WEST have caused this Purchase Agreement to be duly executed by their respective officers or authorized representatives as of the day and year first above written.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas
Name: Dean M. Poulakidas
Title: Senior Vice President

- Signature Page -

Asset Purchase Agreement

WEST III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

WILLIS ENGINE STRUCTURED TRUST III

By:	/s/ Scott B. Flaherty
Name: Scott B. Flaherty
Title: Controlling Trustee

- Signature Page -

Asset Purchase Agreement

WEST III

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

APPENDIX A
ASSET PURCHASE AGREEMENT

DEFINITIONS

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“Asset Interest” means, with respect to any aircraft or Aircraft Engine that is owned by an Asset Trust, the beneficial ownership interest in such Asset Trust.  The acquisition or disposition of all of the Asset Interest with respect to an Asset Trust that holds an aircraft or Aircraft Engine constitutes, respectively, the acquisition or disposition of that aircraft or Aircraft Engine.

“Asset Trust” means the common law trust estate created pursuant to an Asset Trust Agreement.

“Asset Trust Agreement” means each trust agreement with an Asset Trustee under which a common law trust estate is created with respect to an Initial Asset or the right to acquire an Asset and Willis holds the Asset Interest.

“Asset Trustee” means Wells Fargo Bank Northwest, National Association.

“Beneficial Interest Assignment” means, in respect of transfer of the each Initial Asset Interest hereunder, an assignment thereof, substantially in the form of Exhibit A to this Agreement.

 “Beneficial Interest Certificates” means the certificates evidencing a beneficial interest in WEST issued by WEST pursuant to the Trust Agreement.

“Business” means, in respect of WEST, the business of owning the Assets and leasing Assets to third-party lessees and, in respect of Willis, the business of owning, inter alia, the Initial Assets and leasing, inter alia, the Initial Assets to third-party lessees.

“Cape Town Convention” means the Convention on International Interests in Mobile Equipment and the Protocol to the Convention on International Interests in Mobile Equipment on Matters Specific to Aircraft Equipment, signed in Cape Town, South Africa on November 16, 2001, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto, all as in effect under the laws of the United States of America, as a contracting state.  Except to the extent otherwise defined in this Agreement, terms used in this Agreement that are defined in the Cape Town Convention shall, when used in relation to the Cape Town Convention, have the meanings ascribed to them in the Cape Town Convention.

“Cash Portion” means, for each Initial Asset Interest (and the Initial Asset and Related Assets relating thereto), an amount equal to the product of (x) the sum of (i) the Net Cash

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Proceeds of the Series A Notes received on the Initial Closing Date, and (ii) the Net Cash Proceeds of the Series B Notes received on the Initial Closing Date, and (y) a fraction, the numerator of which is the Initial Appraised Value of that Initial Asset or, in the case of an Initial Asset that is a Substitute Asset, for the Removed Asset replaced by such Substitute Asset, and the denominator of which is the Aggregate Initial Appraised Value;  provided that the Cash Portion in respect of any such Substitute Asset shall not be greater than the amount available in the Asset Purchase Account allocable to the originally replaced Initial Asset.

“Delivery Date”  means the date on which the sale, transfer and assignment of a Initial Asset Interest occurs pursuant to the terms of this Agreement.

“Delivery Expiry Date” means the date that is two hundred seventy  (270) days after the Initial Closing Date.

“FAA” means the United States Federal Aviation Administration and any successor agency or agencies thereto.

“First Disclosure Letter” means a letter from Willis to WEST dated the Initial Closing Date setting out certain information as at the date hereof.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Indemnified Party”  means a WEST Indemnified Party or a Willis Indemnified Party, as the context may require.

“Indemnifying Party”  has the meaning specified in Section 6.04 hereof.

“Indenture” means the Indenture, dated as of August 4, 2017, among WEST, the Indenture Trustee, the Administrative Agent and the Initial Liquidity Facility Provider, as amended, supplemented or otherwise modified from time to time.

“Initial Asset Interests” has the meaning specified in the recitals of this Agreement.

“Initial Asset Trusts” has the meaning specified in the recitals of this Agreement.

“Initial Assets” has the meaning specified in the recitals of this Agreement.

“International Registry” has the meaning set forth in the Cape Town Convention.

“Lease Documents” means, for any Initial Asset, all agreements identified as such in Schedule 2 concerning such Initial Asset, as such may be amended by any Disclosure Letter the contents of which have been agreed to by WEST.

“Liabilities” means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

without limitation, those arising under any Applicable Law, Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

“Loss”  means all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys’ and consultants’ fees and expenses) actually suffered or incurred by them (including, without limitation, any of the foregoing arising from any Action brought or otherwise initiated by any of them).

“Material Adverse Effect” means any circumstance, change in, or effect on the Business of WEST and the Issuer Subsidiaries that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business of WEST and the Issuer Subsidiaries:  (a) is, or could be, materially adverse to the business, operations, assets or liabilities, employee relationships, customer or supplier relationships, prospects, results of operations or the condition (financial or otherwise) of WEST and the Issuer Subsidiaries or (b) could adversely affect the ability of WEST and the Issuer Subsidiaries to operate or conduct the Business in the manner in which it is currently operated or conducted by WEST and the Issuer Subsidiaries.

“Material Default” means, for any Lease:

(a)    any Event of Default as defined in such Lease; or

(b)    any default under such Lease which, if not cured, will have a material adverse effect on the applicable Asset or the rights of the relevant Asset Trust in such Asset or under such Lease.

“Prior Mortgages” means, with respect to an Initial Asset, the security interests granted by the applicable Initial Asset Trust in respect of such Initial Asset and the Related Assets prior to the Delivery Date for such Initial Asset,  in relation to a prior financing or refinancing thereof.

“Purchase Price” means, with respect to each Initial Asset Interest, an amount equal to the sum of (i) the Initial Appraised Value of the Initial Assets corresponding to such Initial Asset Interest, and (ii) the net book value of the Related Assets on such Delivery Date.

“Related Assets” means, with respect to any Initial Asset, all of the following:  (a)  any Lease of such Initial Asset together with all related Lease Documents, (b) security deposits, letters of credit, advance payments and any other property provided by the Lessee of such Initial Asset as security for the payment and performance of the obligations of such Lessee under the Lease of such Initial Asset, (c) any agreement or warranty relating to such Initial Asset with or from (i) the manufacturer of such Initial Asset or any part thereto, (ii) each predecessor owner (other than the manufacturer) of such Initial Asset and each immediately succeeding owner up to and including the Initial Asset Trust owning such Initial Asset as of the applicable Delivery Date, and (iii) each predecessor lessor of the Lease of such Initial Asset and each immediately succeeding lessor up to and including the Initial Asset Trust owning such Initial Asset as of the applicable Delivery Date, as amended and supplemented through the applicable Delivery Date, (d) all Technical Records, (e) all income payments and proceeds of the foregoing in connection with any substitution, release or disposition, (f) any goodwill associated with such Initial Asset,

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

and (g) any management services agreement relating to such Initial Asset or any right to receive management services in respect of such Initial Asset.

“Retained Rights” has the meaning specified in Section 2.01(a).

“Supplemental Disclosure Letter” means a letter from Willis to WEST dated as of a Delivery Date setting out certain information as at such date.

“Technical Records” means, with respect to any Initial Asset, all logs, technical data, manuals and maintenance and historical records and inspection reports relating to such Initial Asset (including engine records and, if the Initial Asset is an Aircraft, aircraft records and documents as referred to in the relevant Lease).

“Third Party Claims” has the meaning specified in Section 6.03 hereof.

“Transfer Documents”  means this Agreement and each Beneficial Interest Assignment.

“Transfer Period” means the period beginning on the date hereof and ending on the Delivery Expiry Date.

“Transferred Property” has the meaning specified in Section 2.01(a).

“Trust Agreement” means the Amended and Restated Trust Agreement of WEST, dated as of August 4, 2017, between,  inter alios, Willis, as depositor, and Wilmington Trust Company, as Owner Trustee.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“WEST” has the meaning specified in the preamble of this Agreement.

“WEST Indemnified Party” has the meaning specified in Section 6.02 hereof.

“Willis” has the meaning specified in the preamble of this Agreement.

“Willis Indemnified Party” has the meaning specified in Section 6.03 hereof.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT A
ASSET PURCHASE AGREEMENT

 FORM OF BENEFICIAL INTEREST ASSIGNMENT

This Beneficial Interest Assignment, dated as of [_________], 20[__], is given by the undersigned, [_________] (the “Seller”), in favor of [Willis Engine Structured Trust III], a [Delaware statutory trust] (the “Purchaser”). We refer to that certain [description of Trust Agreement] dated as of [_________] (the “Trust Agreement”), between the Seller, as Owner Participant, and Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as owner trustee (in such capacity, the “Owner Trustee”).

The Seller, as the sole Owner Participant under the Trust Agreement and the sole legal and beneficial owner of the beneficial interest (the “Beneficial Interest”) in the Trust Estate (as defined in the Trust Agreement), hereby sells, assigns, conveys, transfers and sets over to the Purchaser, all of the Seller's right, title and interest in and to the Beneficial Interest, including, without limitation, the Trust Estate other than the Retained Rights (as such term is defined in that certain Asset Purchase Agreement dated as of August 4, 2017 (the “Purchase Agreement”) among the parties hereto and others).

The Seller hereby warrants to the Purchaser, its successors and assigns, that (i) there is hereby irrevocably conveyed to the Purchaser full legal and beneficial title to the Beneficial Interest, free and clear of all Encumbrances (other than Permitted Encumbrances) and (ii) the Owner Trustee holds full legal title to the [aircraft][aircraft engine] listed in Schedule I hereto (the “Asset”) for the benefit of the Seller as sole holder of the Beneficial Interest free and clear of all Encumbrances (other than Permitted Encumbrances).

The Seller agrees with the Purchaser, and its successors and assigns, that the Seller will warrant and defend such title to the Beneficial Interest and such title of the Owner Trustee in the Asset forever against all claims and demands whatsoever (other than Permitted Encumbrances). The Asset was located at the location specified on Schedule 1 hereto at the time of delivery of this Beneficial Interest Assignment.

This Beneficial Interest Assignment is being made and entered into pursuant to the Purchase Agreement among the parties hereto and others) and shall be governed by and construed in accordance with the laws of the State of New York. Except as otherwise provided in the Purchase Agreement, the Beneficial Interest (and the Owner Trustee's interest in the Asset)  is sold "AS IS" and "WHERE IS".

This Beneficial Interest Assignment may be executed in any number of separate counterparts by the parties, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

Capitalized terms used herein and not otherwise defined shall have the meanings attributed thereto in the Purchase Agreement.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

[Signature pages follow]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, Seller has caused this Beneficial Interest Assignment to be duly executed by its officers or authorized representatives as of the day and year first above written.

[BENEFICIAL INTEREST SELLER]

By:
Name:
Title:

The above and foregoing Beneficial Interest Assignment is hereby accepted and agreed to as of the day and year first above written

WILLIS ENGINE STRUCTURED TRUST III

By:
Name:
Title:

The above and foregoing Beneficial Interest Assignment is hereby acknowledged and consented to by the undersigned, as Owner Trustee under the Trust Agreement, as of the day and year first above written

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 1
BENEFICIAL INTEREST ASSIGNMENT

ASSET

Manufacturer	Model	[ESN][MSN]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 1
ASSET PURCHASE AGREEMENT

INITIAL ASSETS

	Manufacturer	Model	ESN
1.	Pratt & Whitney	[**]	[**]
2.	General Electric	[**]	[**]
3.	CFM	[**]	[**]
4.	General Electric	[**]	[**]
5.	CFM	[**]	[**]
6.	CFM	[**]	[**]
7.	CFM	[**]	[**]
8.	General Electric	[**]	[**]
9.	IAE	[**]	[**]
10.	CFM	[**]	[**]
11.	General Electric	[**]	[**]
12.	General Electric	[**]	[**]
13.	General Electric	[**]	[**]
14.	CFM	[**]	[**]
15.	CFM	[**]	[**]
16.	CFM	[**]	[**]
17.	CFM	[**]	[**]
18.	IAE	[**]	[**]
19.	IAE	[**]	[**]
20.	IAE	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

	Manufacturer	Model	ESN
21.	CFM	[**]	[**]
22.	CFM	[**]	[**]
23.	CFM	[**]	[**]
24.	CFM	[**]	[**]
25.	CFM	[**]	[**]
26.	IAE	[**]	[**]
27.	CFM	[**]	[**]
28.	CFM	[**]	[**]
29.	CFM	[**]	[**]
30.	CFM	[**]	[**]
31.	CFM	[**]	[**]
32.	CFM	[**]	[**]
33.	CFM	[**]	[**]
34.	CFM	[**]	[**]
35.	General Electric	[**]	[**]
36.	CFM	[**]	[**]
37.	General Electric	[**]	[**]
38.	CFM	[**]	[**]
39.	CFM	[**]	[**]
40.	IAE	[**]	[**]
41.	IAE	[**]	[**]
42.	IAE	[**]	[**]
43.	CFM	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

	Manufacturer	Model	ESN
44.	CFM	[**]	[**]
45.	CFM	[**]	[**]
46.	CFM	[**]	[**]
47.	CFM	[**]	[**]
48.	CFM	[**]	[**]
49.	CFM	[**]	[**]
50.	CFM	[**]	[**]
51.	CFM	[**]	[**]
52.	CFM	[**]	[**]
53.	CFM	[**]	[**]
54.	CFM	[**]	[**]
55.	CFM	[**]	[**]
56.	IAE	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 2
ASSET PURCHASE AGREEMENT

LEASE DOCUMENTS

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
1.	General Electric [**]	[**]	[**]
2.	CFM International, Inc. [**]	[**]	[**]
3.	CFM International, Inc. [**]	[**]	[**]
4.	International Aero Engines [**]	[**]	[**]
5.	CFM International, Inc. [**]	[**]	[**]
6.	General Electric [**]	[**]	[**]
7.	CFM International, Inc. [**]	[**]	[**]
8.	CFM International, Inc. [**]	[**]	[**]
9.	CFM International, Inc. [**]	[**]	[**]
10.	International Aero Engines	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
[**]
11.	CFM International, Inc. [**]	[**]	[**]
12.	CFM International, Inc. [**]	[**]	[**]
13.	CFM International, Inc. [**]	[**]	[**]
14.	CFM International, Inc. [**]	[**]	[**]
15.	International Aero Engines [**]	[**]	[**]
16.	International Aero Engines [**]	[**]	[**]
17.	CFM International, Inc. [**]	[**]	[**]
18.	Pratt & Whitney [**]	[**]	[**]
19.	CFM International, Inc. [**]	[**]	[**]
20.	CFM International, Inc. [**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
21.	CFM International, Inc. [**]	[**]	[**]
22.	CFM International, Inc. [**]	[**]	[**]
23.	CFM International, Inc. [**]	[**]	[**]
24.	CFM International, Inc. [**]	[**]	[**]
25.	General Electric [**]	[**]	[**]
26.	International Aero Engines [**]	[**]	[**]
27.	General Electric [**]	[**]	[**]
28.	CFM International, Inc. [**]	[**]	[**]
29.	CFM International, Inc. [**]	[**]	[**]
30.	CFM International, Inc. [**]	[**]	[**]
31.	CFM International, Inc. [**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
32.	International Aero Engines [**]	[**]	[**]
33.	CFM International, Inc. [**]	[**]	[**]
34.	CFM International, Inc. [**]	[**]	[**]
35.	CFM International, Inc. [**]	[**]	[**]
36.	International Aero Engines [**]	[**]	[**]
37.	CFM International, Inc. [**]	[**]	[**]
38.	CFM International, Inc. [**]	[**]	[**]
39.	General Electric [**]	[**]	[**]
40.	General Electric [**]	[**]	[**]
41.	CFM International, Inc. [**]	[**]	[**]
42.	CFM International, Inc.	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
[**]
43.	CFM International, Inc. [**]	[**]	[**]
44.	International Aero Engines [**]	[**]	[**]
45.	General Electric [**]	[**]	[**]
46.	CFM International, Inc. [**]	[**]	[**]
47.	CFM International, Inc. [**]	[**]	[**]
48.	CFM International, Inc. [**]	[**]	[**]
49.	International Aero Engines [**]	[**]	[**]
50.	General Electric [**]	[**]	[**]
51.	CFM International, Inc. [**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Ref No.	Manufacturer, Model and Serial No.	Lessee	Lease Documents
52.	CFM International, Inc. [**]	[**]	[**]
53.	CFM International, Inc. [**]	[**]	[**]
54.	CFM International, Inc. [**]	[**]	[**]
55.	CFM International, Inc. [**]	[**]	[**]
56.	CFM International, Inc. [**]	[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

SCHEDULE 3
ASSET PURCHASE AGREEMENT

CONDITIONS PRECEDENT

Part 1

Conditions in favor of Willis

(a)      All representations and warranties of WEST contained in this Agreement shall be true and correct in all material respects as of the relevant Delivery Date, and the covenants and agreements contained in this Agreement to be complied with by WEST on or before such Delivery Date shall have been complied with in all material respects, and Willis shall have received a certificate from WEST to such effect signed by a Controlling Trustee of WEST;

(b)      No proceeding shall have been commenced by or before any Governmental Authority against Willis or WEST seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of Willis, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this paragraph (b) shall not apply if Willis has directly or indirectly solicited or encouraged any such proceeding;

(c)      Willis shall have received a true and complete copy, certified by a Controlling Trustee of WEST, of the organizational documents of WEST and Trustee Resolutions duly and validly adopted by the Controlling Trustees of WEST evidencing their authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)      Willis shall have received a certificate of a Controlling Trustee of WEST certifying the names, signatures and offices of the persons authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)      WEST shall have deposited in the Asset Purchase Account the Cash Portion of the Purchase Price in respect of each Initial Asset Interest that is the subject of the transfer on such Delivery Date;

(f)      No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a Material Adverse Effect; and

(g)      Each of the items listed in Section 2.01(c) shall be in form and substance satisfactory to Willis in its sole and absolute discretion.

(h)      With respect to each Initial Asset that is subject of the transfer on such Delivery Date (each, a “Relevant Asset”), no Total Loss shall have occurred as of such Delivery Date for such Relevant Asset.

Part 2

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

Conditions in favor of WEST

(a)      All representations and warranties of Willis contained in this Agreement shall be true and correct in all material respects as of the relevant Delivery Date, and the covenants and agreements contained in this Agreement to be complied with by Willis on or before such Delivery Date shall have been complied with in all material respects, and WEST shall have received a certificate from Willis to such effect signed by the president or a vice-president of Willis;

(b)      No proceeding shall have been commenced by or before any Governmental Authority against Willis or WEST seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which, in the reasonable, good faith determination of WEST, is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this paragraph (b) shall not apply if WEST has directly or indirectly solicited or encouraged any such proceeding;

(c)      WEST shall have received a true and complete copy, certified by the secretary or an assistant secretary of Willis, of (i) the organizational documents of Willis and (ii) the resolutions duly and validly adopted by the board of directors of Willis evidencing its authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby;

(d)      WEST shall have received a certificate of the secretary or an assistant secretary of Willis certifying the names and signatures of the officers of Willis authorized to sign this Agreement and the other documents to be delivered hereunder;

(e)      The Series A Notes and the Series B Notes shall have been issued and WEST shall have received the net proceeds thereof;

(f)      No event or events shall have occurred, or be reasonably likely to occur, which, individually or in the aggregate, have, or could have, a material adverse effect on the business or financial condition of Willis;

(g)      Each of the items listed in Section 2.01(c) shall be in form and substance satisfactory to WEST in its sole and absolute discretion.

(h)      WEST shall have received, on or before the Initial Closing Date, the First Disclosure Letter duly executed by Willis.

(i)       For each Relevant Asset, WEST shall have received, on or before the Initial Closing Date, a Supplemental Disclosure Letter relating to each such Relevant Asset duly executed by Willis.

(j)       For each Relevant Asset, the Lessee of such Initial Asset shall have provided to WEST: (i) a revised insurance certificate and reinsurance certificate, if applicable, required to be maintained pursuant to the Lease for such Initial Asset together, if applicable, with a letter or report from an independent firm of insurance brokers (which in each case may be in an electronic format) naming the applicable persons as additional insureds and loss payees/contract

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

parties as required by the Indenture; (ii) an acknowledgment (in form and substance reasonably acceptable to the Security Trustee) to include confirmation that on the enforcement of the lease assignment, the lessee shall deal with the Security Trustee (or its nominee) to the exclusion of the lessor under such Lease or Servicer, and (iii) any other documents required to be provided and the satisfaction (or waiver) of all conditions precedent (if any), in each case, pursuant to the terms of such acknowledgment.

(k)      For each Relevant Asset,  WEST shall have received: (i) any UCC searches, lien memos prepared by IR counsel, International Registry priority search certificates relating to such Relevant Asset or comparable evidence from the jurisdiction of the principal place of business of the Lessee of such Relevant Asset (“Habitual Base”), in each case as reasonably requested by WEST; and (ii) evidence that any mortgage, charge, pledge or other security over such Relevant Asset or related Lease has been irrevocably released, in each case in form and substance satisfactory to WEST.

(l)      For each Relevant Asset, WEST shall have received an opinion dated the Purchase Date issued by independent counsel in the jurisdiction of the Habitual Base, in form and substance reasonably satisfactory to WEST.

(m)     For each Relevant Asset, WEST shall have received an opinion (reasonably acceptable to WEST) dated as of such Delivery Date as to the registration of the international interests created pursuant to the Security Trust Agreement promptly after the effective time of the transfer of such Relevant Asset (including the filing of any aircraft mortgage and lease assignments or trust documents, if applicable, with the FAA).

(n)      For each Relevant Asset, WEST shall have received an opinion (reasonably acceptable to WEST) dated as of such Delivery Date as to the laws of the jurisdiction of the relevant Asset Trust as to its formation, execution, delivery and performance, and the enforceability, of the documents to which it is a party contemplated by this Agreement and related matters.

(o)      For each Relevant Asset, WEST shall have received an opinion (reasonably acceptable to WEST) of Milbank, Tweed, Hadley & McCloy LLP dated as of such Delivery Date as to the enforceability of the documents governed by New York law entered into in connection with the transfer of the relevant Asset Interest and related matters.

(p)      For each Relevant Asset, WEST shall have received an opinion reasonably acceptable to WEST) dated as of such Delivery Date as to the laws of the State of Delaware in respect of the execution, delivery and performance, and the enforceability, of the documents to which Willis is a party contemplated by this Agreement and related matters.

(q)      For each Relevant Asset, WEST shall have received one or more legal opinions (reasonably acceptable to WEST) in relation to the true sale and valid contribution and valid transfer of title from Willis to the Asset Interests to be sold on that Delivery Date and other matters relation to consolidation under applicable laws.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.

Confidential Treatment Requested:  Information for which confidential treatment has been requested is omitted and is noted with asterisks.  An unredacted version of this document has been filed separately with the Securities and Exchange Commission.

(r)      For each Relevant Asset, no Total Loss shall have occurred as of such Delivery Date for such Relevant Asset.

(s)      The Delivery Expiry Date shall not have occurred.

(t)      WEST shall have received fully executed copies of each Transfer Document for such Relevant Asset and each document required to be delivered thereunder.

(u)      Insofar as not already provided to WEST, a copy of the applicable Lease (which shall be in compliance with the requirements of the Indenture), together with, if required by the terms of the Security Trust Agreement, a chattel paper original of such Lease (to the extent available or if not available, a certification that no such chattel paper original exists or that it has been lost) and the other Lease Documents relating to the Relevant Asset.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.